UNITED STATES BANKRUPTCY COURT
                             FOR THE DISTRICT OF DELAWARE

In re General DataComm, Inc.                    Case No. 01-11102
                                               Reporting Period: February 2002

                               MONTHLY OPERATING REPORT

                File with Court and submit copy to United States
                    Trustee within 20 days after end of month
                  (Forms are reported in thousands of dollars)

Submit copy of report to any official committee appointed in the case.

                                                           Document Explanation
REQUIRED DOCUMENTS                             Form No.    Attached   Attached
-------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements     MOR-1           X
     Bank Reconciliation (or copies of debtor's
       bank reconciliations)                    MOR-1 (CON'T)   X
     Copies of bank statements                                  X
     Cash disbursements journals                                X
Statement of Operations                         MOR-2           X
Balance Sheet                                   MOR-3           X
Status of Postpetition Taxes                    MOR-4           X
    Copies of IRS Form 6123 or payment receipt                  X
    Copies of tax returns filed during reporting period        N/A
Summary of Unpaid Postpetition Debts            MOR-4           X
    Listing of aged accounts payable                            X
Accounts Receivable Reconciliation and Aging    MOR-5           X
Debtor Questionnaire                            MOR-5           X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------
Signature of Debtor                              Date

---------------------
Signature of Joint Debtor                        Date

/S/ W. G. HENRY                                  4/3/02
---------------------                            ---------
Signature of Authorized Individual*              Date

WILLIAM G. HENRY                                 VP & CFO
---------------------                            ----------
Printed Name of Authorized Individual            Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

In re General DataComm, Inc.                    Case No. 01-11102
          Debtor                                Reporting Period: February 2002

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                    BANK ACCOUNTS                     CURRENT MONTH              CUMULATIVE FILING TO DATE
                                    -------------                     -------------              -------------------------
                             OPER.  PAYROLL   TAX   OTHER           ACTUAL     PROJECTED           ACTUAL     PROJECTED
-----------------------------------------------------------      --------------------------     --------------------------
CASH BEGINNING  OF MONTH     (135)    (24)      0       0                (159)        (961)              58        8
-----------------------------------------------------------      --------------------------     --------------------------
RECEIPTS
-----------------------------------------------------------      --------------------------     --------------------------
CASH  SALES                                                                 0            0                0        0
ACCOUNTS RECEIVABLE           478                                         478          217              822    1,283
LOANS AND ADVANCES                                                          0            0                0        0
SALE  OF  ASSETS                                                            0            0                0        0
TRANSFERS FROM OPERATING
  ACCT                        666     783                               1,449            0            4,963    8,301
OTHER                                   9                                   9            0                9        0
TRANSFERS  (FROM  DIP ACCTS)                                                0            0                0        0

-----------------------------------------------------------      --------------------------     --------------------------
    TOTAL  RECEIPTS         1,144     792       0       0               1,936          217            5,794    9,584
-----------------------------------------------------------      --------------------------     --------------------------
DISBURSEMENTS
-----------------------------------------------------------      --------------------------     --------------------------
NET PAYROLL                           551                                 551            0            3,069      125
PAYROLL TAXES                         232                                 232            0              232        0
SALES, USE, & OTHER TAXES       9                                           9           20               34      249
INVENTORY PURCHASES           303                                         303        1,256              920    6,526
SECURED/RENTAL/LEASES          11                                          11            5               35       20
INSURANCE                     200                                         200          165              332      260
ADMINISTRATIVE                                                              0            0                0        0
SELLING                                                                     0            0                0        0
UTILITIES                     141                                         141          210              353      953
INTEREST                                                                    0            0                0        0
FREIGHT                       112                                         112           55              112      133
LOAN PAYMENTS                                                               0            0                0        0
OTHER  (ATTACH  LIST)         125                                         125           84              368      753
    ADEQUATE PROTECTION                                                     0            0                0        0
    MISC                  84                                                0            0                0        0
    REPAIRS & MAINT.      20                                                0            0                0        0
    TRAVEL                18                                                0            0                0        0
    SECURITY SERVICES                                                       0            0                0        0
    TEMPORARY LABOR        3                                                0            0                0        0
    BANK CHARGES                                                            0            0                0        0
OWNER DRAW *                                                                0            0                0        0
TRANSFERS (TO DIP ACCTS)      379                                         379          200              655    3,340
                                                                            0            0                0        0
PROFESSIONAL FEES              31                                          31          300               31      300
U.S. TRUSTEE QUARTERLY FEES                                                 0            0                0        0
COURT COSTS                                                                 0            0                0        0
OUTSTANDING CHECKS           (416)    (28)                               (444)           0             (416)     (28)
-----------------------------------------------------------      ---------------------------    ------------------------
TOTAL DISBURSEMENTS           895     755         0       0             1,650        2,295            5,725   12,631
-----------------------------------------------------------      ---------------------------    ------------------------
NET CASH FLOW                 249      37         0       0               286       (2,078)              69   (3,047)
(RECEIPTS LESS DISBURSEMENTS)
-----------------------------------------------------------      ---------------------------     -----------------------
CASH - END OF MONTH           114      13         0       0               127       (3,039)             127   (3,039)
------------------------------------------------------------------------------------------------------------------------
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

Reconciliation of Final Cash Balance:

  General DataComm Inc. MOR:
     Outstanding Checks            (308)
     Manual Payroll Account          11
     Auto Payroll Account             2
     Manual Deposit Account           2
     Petty Cash                       0
     Canada - Bank of Montreal      420
                                  -----
                                    127

  Total Cash Reported Above:        127
                                  =====

                                                                     FORM MOR-1

In re General DataComm, Inc.                   Case No. 01-11102
         Debtor                                Reporting Period: February 2002

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                Operating     Payroll      Tax       Other
                                #             #            #         #
------------------------------------------------------------------------------
BALANCE PER BOOKS
------------------------------------------------------------------------------
BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
------------------------------------------------------------------------------
* Adjusted bank balance must equal
    balance per books
------------------------------------------------------------------------------
DEPOSITS IN TRANSIT            Date  Amount  Date Amount Date Amount Date Amount
                               -------------------------------------------------


CHECKS OUTSTANDING             Ck.#  Amount  Ck.# Amount Ck.# Amount Ck.# Amount
                               ------------------------------------------------


OTHER
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

In re General DataComm, Inc.                    Case No. 01-11102
            Debtor                              Reporting Period.: February 2002

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                              Cumulative
REVENUES                                          Month     Filing to Date
-------------------------------------------------------------------------------
Gross Revenues                                    $2,568        10,126
Less:  Returns and Allowances                                        0
Net Revenue                                       $2,568        10,126
-------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------
Beginning Inventory                                5,564         5,291
Add: Purchases                                     1,375         4,352
Add: Cost of Labor                                    28           190
Add: Other Costs (attach schedule)                   320         1,064
Less: Ending Inventory                             5,875         5,875
Cost of Service                                    1,412         5,022
-------------------------------------------------------------------------------
Gross Profit                                       1,156         5,104
-------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------
Advertising                                           0              1
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs                          104            301
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance                               0            142
Rent and Lease Expense                               25             37
Salaries/Commissions/Fees                           617          2,226
Supplies                                              4              3
Taxes - Payroll                                      42            150
Taxes - Real Estate                                  10             40
Taxes - Other                                        71            161
Travel and Entertainment                             14             40
Utilities                                            86            227
Other (attach schedule)                              63            548
-------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation      1,036          3,876
-------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                   3             38
-------------------------------------------------------------------------------
Net Profit (Loss) Before Other Income & Expenses    117          1,190
-------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-------------------------------------------------------------------------------
Other Income (attach schedule)
Interest Expense                                    450          1,990
Other Expense (attach schedule)                       0            -31
-------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items      -333           -769
-------------------------------------------------------------------------------
REORGANIZATION ITEMS
-------------------------------------------------------------------------------
Professional Fees                                   300          1,150
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
  (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
-------------------------------------------------------------------------------
Total Reorganization Expenses                      300           1,150
Income Taxes                                         3              61
-------------------------------------------------------------------------------
Net Profit (Loss)                                ($636)        ($1,980)
-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                   FORM MOR-2

In re General DataComm, Inc.                   Case No. 01-11102
           Debtor                              Reporting Period: February 2002


                  STATEMENT OF OPERATIONS - continuation sheet

-------------------------------------------------------------------------------
                                                            Cumulative
BREAKDOWN OF "OTHER" CATEGORY                   Month       Filing to Date
-------------------------------------------------------------------------------
Other Costs

Other Operational Expenses
  Allocated Expense                               -89         -114
  Communications                                    0           41
  Outside Services                                101          381
  Freight                                           2           16
  Misc.                                            49          224
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Other Income
------------------------------------------------------------------------------
Other Expenses (Income)                                        -31
  Life insurance claim on former CEO
------------------------------------------------------------------------------

Other Reorganization Expenses

-------------------------------------------------------------------------------

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the Chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                            FORM MOR-2 (CON'T)
                                                            (9/99)

In re  General DataComm, Inc.                 Case No.  01-11102
              Debtor                          Reporting Period:  February 2002

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

-------------------------------------------------------------------------------
                                    BOOK VALUE AT END OF       BOOK VALUE ON
                  ASSETS           CURRENT REPORTING MONTH     PETITION DATE
-------------------------------------------------------------------------------
CURRENT ASSETS
-------------------------------------------------------------------------------
Unrestricted Cash and Equivalents               127                     191
Restricted Cash and Cash
  Equivalents (see continuation sheet)
Accounts Receivable (Net)                     4,822                   5,609
Notes Receivable
Inventories                                   5,875                   5,291
Prepaid Expenses                                134                      24
Professional Retainers
Other Current Assets (attach schedule)          -26                     284
-------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                        $10,932                 $11,399
-------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-------------------------------------------------------------------------------
Real Property and Improvements
Machinery and Equipment                      88,200                  92,280
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation                87,376                  91,095
-------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                  $   824                 $ 1,185
-------------------------------------------------------------------------------
OTHER ASSETS
-------------------------------------------------------------------------------
Loans to Insiders*
Other Assets (attach schedule)                    0                     124
-------------------------------------------------------------------------------
TOTAL OTHER ASSETS                          $     0                 $   124
-------------------------------------------------------------------------------
TOTAL ASSETS                                $11,756                 $12,708
-------------------------------------------------------------------------------


                                       BOOK VALUE AT END OF       BOOK VALUE ON
   LIABILITIES AND OWNER EQUITY       CURRENT REPORTING MONTH     PETITION DATE
-------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE
 (Postpetition)
-------------------------------------------------------------------------------
Accounts Payable (1)                           -881                       0
Taxes Payable (refer to FORM MOR-4)
Wages Payable                                     0
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees                             1,035
Amounts Due to Insiders*
Other Postpetition Liabilities
    (attach schedule)                           690
-------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                 $844                     $0
-------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-------------------------------------------------------------------------------
Secured Debt
Priority Debt
Unsecured Debt (1)                          254,302                 253,987
-------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES (1)         $254,302                $253,987
-------------------------------------------------------------------------------
TOTAL LIABILITIES                          $255,146                $253,987
-------------------------------------------------------------------------------
OWNER EQUITY
-------------------------------------------------------------------------------
Capital Stock                                 7,588                   7,588
Additional Paid-In Capital                   72,915                  72,915
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition           -322,215                -322,215
Retained Earnings - Post-Petition            -1,678
Adjustments to Owner Equity
  (attach schedule)- FCT                          0                     433
Postpetition Contributions (Distributions)
  (Draws) (attach schedule)
-------------------------------------------------------------------------------
NET OWNER EQUITY                          ($243,390)              ($241,279)
-------------------------------------------------------------------------------

TOTAL LIABILITIES AND OWNERS' EQUITY       $ 11,756                $ 12,708
==============================================================================
 *"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                   FORM MOR-3

(1) Includes vendor prepaymens made but not yet removed from the Accounts Payable system.

In re: General DataComm, Inc.                      Case No. 01-11102
               Debtor                          Reporting Period: February 2002


                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
   ASSETS                              CURRENT REPORTING MONTH    PETITION DATE
--------------------------------------------------------------------------------
Other Current Assets
  Tax Receivable                                170                     384
  Other                                        -196                    -100
-------------------------------------------------------------------------------
Other Assets
  Other Long Term Assets                          0                     124

-------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
   LIABILITIES AND OWNER EQUITY        CURRENT REPORTING MONTH    PETITION DATE
-------------------------------------------------------------------------------

Other Postpetition Liabilities
  Accrued Interest                              123
  Accrued Tax                                   511
  Other                                           1


Adjustments to Owner Equity


Postpetition Contributions (Distributions) (Draws)


-------------------------------------------------------------------------------

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                            FORM MOR-3 (CON'T)
                                                                          (9/99)

In re General DataComm, Inc.                   Case No. 01-11102
               Debtor                          Reporting Period: February 2002

                             STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.


----------------------------------------------------------------------------------------------------
                      Beginning   Amount                                                  Ending
                        Tax       Withheld    Amount    Date                    Check No.    Tax
                      Liability   or Accrued   Paid     Paid                     or EFT   Liability
----------------------------------------------------------------------------------------------------
Federal
----------------------------------------------------------------------------------------------------
Withholding             0           93         93   2/6; 2/13; 2/20; 2/27          EFT          0
FICA-Employee           0           50         50   2/6; 2/13; 2/20; 2/28          EFT          0
FICA-Employer           0           50         50   2/6; 2/13; 2/20; 2/28          EFT          0
Unemployment            0            2          2   2/6; 2/13; 2/20; 2/28          EFT          0
Income                  0            0          0                                               0
Other:                  0            0          0                                               0
----------------------------------------------------------------------------------------------------
 Total Federal Taxes    0          195        195                                               0
----------------------------------------------------------------------------------------------------
State and Local
----------------------------------------------------------------------------------------------------
Withholding             0           21         21   2/6; 2/13; 2/20; 2/28         EFT           0
Sales                  (6)          (5)         1            -                    EFT         (11)
Excise                  0            0          0                                               0
Unemployment            0           16         16   2/6; 2/13/ 2/20; 2/28         EFT           0
Real Property          84           28          0                                              28
Personal Property     135           45          0                                              45
Other:                 18            6          0                                               6
----------------------------------------------------------------------------------------------------
Total State and Local 231          111         38                                              68
----------------------------------------------------------------------------------------------------
Total Taxes           231          306        233                                              68
----------------------------------------------------------------------------------------------------

                         SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.
-------------------------------------------------------------------------------
                                              Number of Days Past Due
                             --------------------------------------------------
                             Current  0-30   31-60   61-90     Over 90   Total
-------------------------------------------------------------------------------
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
-------------------------------------------------------------------------------
Total Postpetition Debts
-------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).                 FORM MOR-4
                                                                          (9/99)

In re General DataComm, Inc.                   Case No. 01-11102
            Debtor                             Reporting Period: February 2002

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

-------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                  Amount
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of
  the reporting period                                                  7,796
+ Amounts billed during the period                                      2,729
- Amounts collected during the period                                  -3,547
--------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period            6,978
--------------------------------------------------------------------------------

Accounts Receivable Aging                                           Amount
--------------------------------------------------------------------------------
0 - 30 days old                                                         4,603
31 - 60 days old                                                          439
61 - 90 days old                                                          423
91+ days old                                                            1,513
Total Accounts Receivable                                               6,978
Amount considered uncollectible (Bad Debt)                                546
Additional Reserves                                                     1,610
Accounts Receivable (Net)                                               4,822
--------------------------------------------------------------------------------

                              DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
Must be completed each month                                       Yes     No
-------------------------------------------------------------------------------
1. Have any  assets  been  sold or  transferred
   outside  the  normal  course of business this reporting
   period? If yes, provide an explanation below.                           X

2. Have any  funds  been  disbursed  from any  account
   other  than a debtor in possession  account this
   reporting period? If yes, provide an explanation below.                 X

3. Have all postpetition tax returns been timely filed?
   If no, provide an explanation below.                                    X(A)

4. Are workers compensation, general liability and other
   necessary insurance coverages in effect?  If no, provide
   an explanation below.                                           X

--------------------------------------------------------------------------------
(A) There is a pre-petition property tax return which was originally due on November 1, 2001. The Company intends to file this return in April 2002.
                                                                      FORM MOR-5
                                                                          (9/99)